SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



                         Date of Report: August 23, 2004

                Date of earliest event reported: August 16, 2004



                          MAINE & MARITIMES CORPORATION

             (Exact name of registrant as specified in its charter)



                                      Maine

                         (State or other jurisdiction of
                         incorporation or organization)

                                   333-103749

                              (Commission File No.)

                                   30-0155348

                      (I.R.S. Employer Identification No.)

                   209 State Street, Presque Isle, Maine 04769

               (Address of principal executive offices) (Zip Code)

                   Registrant's telephone number: 207-760-2499


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Maine & Maritimes Corporation



Item 4.01  Changes in Registrant's Certifying Accountant
           ---------------------------------------------

(a)    Previous independent registered public accounting firm

         (i) On August 16, 2004, the registrant, Maine & Maritimes Corporation ("MAM" or the "Company"), acting by and through its audit committee and based on such committee's recommendation and approval, dismissed PricewaterhouseCoopers LLP ("PwC") as its independent accounting firm.

         (ii) The reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) During the two most recent fiscal years and through August 16, 2004, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

         (iv) During the two most recent fiscal years and through August 16, 2004, there have been no reportable events required to be reported under Regulation S-K Item 304(a)(1)(v).

         (v) The Registrant has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 23, 2004, is filed as Exhibit 16 to this Form 8-K.

(b) New independent registered public accounting firm

         The Registrant engaged Vitale, Caturano & Company PC ("VCC") as its new independent registered public accounting firm as of August 16, 2004. During the two most recent fiscal years and through August 23, 2004, the Registrant has not consulted with VCC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that VCC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or an event required to be reported under Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAINE & MARITIMES CORPORATION

Date:    August 23, 2004

By:      /s/ Kurt A. Tornquist
         ---------------------
         Kurt A. Tornquist
         Senior Vice President, Chief Financial Officer and Treasurer